INVESTOR CALL PRESENTATION May 2020

COMPANY OVERVIEW

Western Alliance Bancorporation Overview



Regional Footprint

National Presence

Top Performing Commercial Client Focused Bank

Serving a diverse range of commercial clients, from corporate and small business to public and non-profit borrowers, across numerous industries nationwide

5 regional banking divisions with a branch-light footprint serving attractive markets in Arizona, Nevada, and California

10+ specialized **National Business Lines**

$29B+ in assets

20.0% tangible book value 5-Year CAGR

2.4% PPNR/ Avg. Assets[2]

0.33% NPAs/ Assets

0.00% LTM NCOs/ Avg. Loans

NYSE: **WAL**

Headquarters: **Phoenix, AZ**

IPO: **2005**

Market Cap[1]: **$3.5B**

Consolidated Capital Ratios:
TCE/TA: **9.4%**
CET1 Ratio: **10.0%**
Total RBC Ratio: **12.3%**

NCOs/ Avg. Loans[2]: **(0.06)%**

Employees: **1,800+**

Locations: **47**

BANK DIRECTOR MAGAZINE

#1 Regional Bank, 2019 Bank Performance Scorecard

FORBES

Top 10 "Best Banks in America" list 2016 - 2020

S&P GLOBAL MARKET INTELLIGENCE

#1 Best-Performing of the 50 Largest Public U.S. Banks, 2019

Note: Financial data as of March 31, 2020
1) Market data as of May 8, 2020; stock price of $34.39; shares outstanding as of April 30, 2020
2) Annualized for the three months ended March 31, 2020
3) Nonperforming assets include nonaccrual loans and repossessed assets

3

WAL’s Value Proposition 1 Seasoned leadership team 2 Diversified business model allows flexibility to sustain growth across market cycles 3 Stable, low-cost deposit franchise 4 Diverse, high quality loan portfolio 5 Conservative credit culture resulting in superior asset quality 6 Industry-leading profitability and efficiency drive capital generation 7 Fortress capital and liquidity position A highly adaptable and efficient model coupled with a conservative credit culture enables thoughtful growth and industry-leading profitability across market environments 4

1 Seasoned Leadership Team Management averages 25+ years of industry experience Kenneth A. Vecchione Dale M. Gibbons President & Chief Executive Officer Vice Chairman, Chief Financial Officer 12 total years at WAL 16 years at WAL 35+ years experience, including 30+ years in commercial banking senior positions in financial services • Appointed CEO in April 2018 • Ranked #1 Best CFO overall, among Mid-cap and • Has served on Western Alliance Board of Directors since Small-cap banks, by Institutional Investor magazine 2007 and was WAL’s COO from 2010 – 2013 (2017 & 2018) • Previously, served in senior leadership positions at • CFO and Secretary of the Board at Zions MBNA Corp., Apollo Global Management, and Citi card Bancorporation (1996 – 2001) services Tim R. Bruckner Timothy W. Boothe Chief Credit Officer Chief Operating Officer 3 years at WAL 4 years at WAL 15+ years in senior credit administration 20+ years in commercial banking • Previously, served as Managing Director of Arizona • Previously, served as President of Bridge Bank, a Commercial Banking at BMO Harris Bank and as a Senior division of Western Alliance Bank, from July 2015 Vice President in a variety of divisions including Manager of through October 2019 the Special Assets Division, President of M&I Business • Also served as Chief Operating Officer of Bridge Bank Credit and President of M&I Equipment Finance from 2006 until its acquisition by WAL in July 2015 5

2 Diversified Business Model Allows Flexibility to Sustain Growth WAL can actively adapt business and capital allocation in response to changing external environment Regional Trajectory Banking Residential Ample potential maintained with Divisions Mortgage Initiative for expansion prudent credit risk management NBLs Geographic Growth Organic Diversification Trajectory Growth C&D Optimized for Dividends Risk- Deep segment & Capital evolving Adjusted product expertise Allocation operating Share Yields supports cyclical environment Repurchases Hotel business lines Franchise Risk Operating Finance M&A Management Leverage Mortgage HOA Warehouse Highly efficient Pristine asset Capital Call Corporate Lines Finance lending & deposit quality platforms Illustrative as business objectives are not mutually exclusive and image does not represent full suite of WAL divisions, products and services. 6

3 Stable, Low Cost Deposit Franchise Diversified funding channels reflect long-term, stable relationships • $24.8Bn in stable deposits, typically tied to lending Solid Noninterest-Bearing Deposit Base¹ relationship • Scalable national funding channels, such as HOA, Tech CDs & Innovation, Life Sciences and capital call lines 10% Nonint. • Core deposits fund balance sheet growth Bearing DDA MMDA & 40% − Deposits compose 97.2% of total funding Savings − 93.3% Loan-to-Deposit ratio 36% Interest • 40% of total deposits are noninterest-bearing DDA 14% Deposits, Borrowings, and Cost of Funds 0.86% $35.0 0.64% 0.64% 0.90% $30.0 0.30% 0.31% 0.37% $0.7 $25.0 $0.4 $0.9 0.10%23.0% $20.0 $0.8 $9.9 $0.5 $8.5 CAGR $15.0 $0.4 $7.5 $5.6 $7.4 -0.70% $10.0 $4.1 16.2% $11.7 $14.3 $14.9 $5.0 $7.9 $8.9 $9.5 CAGR $0.0 -1.50% 2015 2016 2017 2018 2019 Q1 2020 Interest Bearing Deposits Non-Interest Bearing Deposits Total Borrowings² Cost of Funds³ Dollars in billions 1) Deposit composition as of March 31, 2020 7 2) Borrowings include customer repurchase agreements 3) Cost of Funds defined as total expense paid on interest bearing liabilities divided by the sum of average interest bearing liabilities and average non-interest bearing demand deposits

4 National Bank With a Regional Footprint Diversified by product, client-type and geography emphasizing underwriting discipline • Diverse mix of regionally-focused commercial Diversified Business Mix banking divisions & nationally-oriented specialized businesses Loans by Product Type NBL Composition Leverages deep segment expertise to provide Multifam. Resi & Consumer • 1% 1% Other specialized banking services to niche markets across CLD Hotel 10% the country 8% Franchise CRE - Corp. Fin. 15% NOO 12% • NBLs support industry and nationwide geographic Resi. 13% National diversification with centralized, sophisticated Mortgage CRE - OO Business 16% management Tech & Innov. 9% Lines 57% 15% Segment-focused model supports superior client Mtg. • C&I Public & Warehouse value, strong returns and company risk management 11% NonProfit 19% 13% Loan and Loan Yields 5.40% 5.62% 5.82% 5.83% Loans by Rate Type 5.18% 5.27% 18.9% $23.2 $21.1 Total Loan $17.7 CAGR Fixed Rate $15.1 $10.0 29% $13.2 $9.6 LIBOR $11.1 $9.1 Based $8.4 44% $7.5 35.8% $7.5 $11.5 $13.2 NBL Prime Term $6.7 $8.6 Based $5.7 Adjustable $3.6 CAGR 20% 7% 2015 2016 2017 2018 2019 Q1 2020 NBL Loans Dollars in billions Note: Loan product type percentages exclude exposures in National Business Lines 8

4 Conservative CRE and CLD portfolios • CRE portfolio was $7.6bn (32.7%) of loan portfolio • CLD portfolio was $2.1bn (8.9%) of loan portfolio CRE Composition CLD Composition Raw/Undeveloped Land 6% OO CRE Const. Other 7% HFF Senior Care 18% 1% 23% Multifamily Restaurant Const. Institutional Lot 8% Banking CRE- 3% 30% Multifamily 3% School Hotel Const. 4% 10% Office Medical 17% 1-4 Family 4% Investor CRE Const. Const. 27% C-Store Retail Industrial 12% 5% 11% 11% CRE Geographic Diversification CLD Geographic Diversification WA Other VA 5% TX 2% 2% 2% WA FL Other 2% 3% VA 16% 2% CA TX 28% SC 2% 7% FL 3% CA SC NV 47% 3% 12% NV AZ 20% AZ 20% 24% Note: CRE and CLD exposures include National Business Line loans Financial information as of March 31, 2020 9

4 Hotel Franchise Finance Structured for Superior Through-Cycle Performance

Financial flexibility is maximized through deep industry expertise, strong operating partners, and conservative underwriting structure

Hotels By Product

($ in million)	# of Hotels	Commitment	Outstanding	Avg. Outstanding
	As of 3/31/2020			
CRE Investor (Term Loan)	163	$1,881	$1,810	$11.1
Proj. Improvements (PIPs)	N/A[1]	$122	$23	$0.8
Construction	12	$297	$126	$10.7
C&I	0	$25	$19	$19.0
Total	**175**	**$2,325**	**$1,978**	**$11.3**

Conservative underwriting provides meaningful cash flow cushion; focused on Loan-to-Cost



DSCR
Debt Yield
LTV
Weighted Avg.:
1.9x
10.8%
60.9%
≥1.60x
1.30x - 1.59x
1.00x - 1.29x
<1.0x
Const.
N/A
51.8%
21.4%
7.1%
7.9%
6.3%
5.4%
>12%
10% - 12.0%
9.25% - 9.99%
< 9.25%
Const.
N/A
22.1%
41.2%
7.9%
20.5%
6.3%
5.4%
<65%
65% - 75%
>75%
72.6%
26.3%
1.1%

- Hotel Franchise Finance portfolio, focused on "select-service" hotels, was $1.98Bn (8.5%) of loan portfolio
- 65% LTC discipline, thoughtful structures, and strong operating partners support maximizes financial flexibility to hotel stabilization
- Direct dialogue with sophisticated hotel sponsors drives loan modification strategy to fund operations through economic trough to recovery
  - Longer term, solutions-based modification approach combines mutual upfront client P&I contribution with bank deferment
  - Successfully implemented: 12 mo. (42%), 9-6 mo. (22%), and other (5%) modifications with 12% making normal course payments
  - All hotel relationships expected to have positive modification outcomes

Geographic Diversification



AZ, 11%
CA, 6%
NY, 7%
GA, 7%
FL, 6%
TX, 6%
TN, 5%
MI, 5%
IN, 4%
NJ, 4%
IL, 4%
LA, 4%
PA, 4%
MA, 3%
States <3%, 26%

- 52% of commitments in Top 25 MSAs
- 70% in Top 50 MSAs

1) PIP notes are always part of a larger hotel term loan facility; therefore, 28 hotels with PIPs are included in CRE Investor

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4

Technology & Innovation Segment Serves Emerging Technology-Focused Ventures & Investors

Primarily focused on established growth companies with successful products and strong investor support, which provides greater operating and financial flexibility

- As of 3/31/2020, Tech. & Innovation portfolio was 8.9% ($2.1bn) of loan portfolio
- Bridge Bank (acquired in Jun-15) has a long-standing, successful track-record in national technology lending dated back to 2001
- Holistic banking relationship (TM, WC / AR lines, etc.) provides line-of-sight into business operations, performance against plan, and financial health

Tech. & Innov. Loans by Segment



Subscription & Capital Call Lines 21%
Legacy Solar 4%
Life Sciences 9%
Technology 66%

1 Finances established growth tech firms with strong risk profile

- Validated Product: 97% with revenue > $5MM
  - Minimal pre-revenue or mezzanine lending
- Strong Institutional Backing: 86% backed by one or more quality VC / PE
- Granular Portfolio: Avg. loan size $3.3MM
- Low Cost Deposit Franchise: Liquid borrowers with > 2:1 deposit coverage

2 Asset quality remains strong

- EFR lending has never experienced a loss
- Net Recoveries of $312k for Tech. & Innov. in 2019 and no charge-offs in Q1 2020
- 86% of companies[1] with >6 months of liquidity

3 Since 2007, total warrant income >2x cumulative NCOs

1) Includes Technology and Life Sciences borrowers

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5 Conservative Credit Culture Credit quality is placed before profitability ACL¹ / Total Loans • Strong risk management culture and framework WAL Peer Median established throughout organization − Model focused on process-driven early elevation 1.30% 1.07% and speed to resolution 1.02% 0.93% 0.86% 0.80% − Leverage Segment Specialists to apply best 1.05% 1.02% 0.95% 0.91% 0.86% practices to industry- or product-specific risks 0.76% • Balance sheet diversified since last credit cycle 2015 2016 2017 2018 2019 Q1 2020 Non-Performing Assets² / Total Assets Net Charge-Offs / Average Loans 0.50% WAL Peer Median WAL Peers 0.25% 0.15% 0.15% 0.16% 0.13% 0.14% 0.14% 0.65% 0.50% 0.43% 0.39% 0.40% 0.00% 0.06% 0.02% 0.01% 0.02% 0.56% 0.35% 0.51% (0.06%) (0.06%) 0.36% 0.33% 0.20% 0.26% -0.25% 2015 2016 2017 2018 2019 Q1 2020 2015 2016 2017 2018 2019 Q1 2020 1) Includes on-balance sheet ACL 2) Nonperforming assets include nonaccrual loans and repossessed assets 12 Note: Peers consist of 56 publicly-traded banks with total assets between $15B and $150B, excludes companies headquartered in Puerto Rico, mutual holding companies, target banks of pending acquisitions, and the minority parties in pending MOEs as of March 31, 2020; S&P Global Market Intelligence

5 Asset Quality Stable Relative to Overall Balance Sheet Growth While loans have historically seen double digit growth, adversely graded loans and non- performance assets have been consistent Non-Performing Assets and Adversely Graded Assets as a Percentage of Total Assets $353 Over last 5+ years, less than 1% of Special 2.5% Mention loans have migrated to loss $343 2.1% $355 1.9% $316 $341 1.4% $351 1.3% 1.2% 0.4% 0.5% 0.3% 0.0% 2015 2016 2017 2018 2019 Q1 2020 OREO NPLs Classified Accruing Loans Special Mention Loans Dollars in millions Accruing TDRs total $22.1mm as of March 31, 2020 13

6 Industry-Leading Profitability Drives Capital Generation Pre-Provision Net Revenue/ Avg. Assets • Outstanding performance compared to peers with WAL Peer Median PPNR/AA and ROAA among highest in industry 2.49% 2.51% 2.50% • Leading earning asset yield of 4.80% 2.29% 2.24% 2.11% • Net Interest Income continues to rise through strong earning asset growth despite Fed rate actions 1.86% 1.79% 1.63% 1.65% 1.71% 1.62% • 70bps linked quarter ROAA decline was primarily due to ~$51 million Provision 2015 2016 2017 2018 2019 Q1 2020 ROAA Net Interest Margin WAL Peer Median WAL Peer Median 2.05% 2.00% 4.58% 4.65% 4.68% 4.51% 4.52% 1.72% 1.56% 1.61% 4.22% 1.22% 3.57% 1.30% 3.45% 3.48% 1.23% 3.31% 3.28% 3.30% 0.97% 0.97% 0.97% 0.55% 2015 2016 2017 2018 2019 Q1 2020 2015 2016 2017 2018 2019 Q1 2020 Note: Peers consist of 56 publicly-traded banks with total assets between $15B and $150B, excludes companies headquartered in Puerto Rico, mutual holding companies, 14 target banks of pending acquisitions, and the minority parties in pending MOEs as of March 31, 2020; S&P Global Market Intelligence

6 Top Decile Efficiency Contributes to Capital Generation Track record of simultaneously driving industry-leading growth and efficiency • Branch-light model and continued focus on expense management, while investing in growth initiatives and scalable infrastructure to be a leading nationwide banking platform 60.1% 58.8% 57.3% 56.5% 55.4% 54.7% 45.2% 43.2% 43.0% 43.2% 41.5% 41.7% 2015 2016 2017 2018 2019 Q1 2020 WAL Peer Median Efficiency ratio for WAL and Peers as calculated and reported by SNL Financial / S&P Global Market Intelligence Note: Peers consist of 56 publicly-traded banks with total assets between $15B and $150B, excludes companies headquartered in Puerto Rico, mutual holding companies, 15 target banks of pending acquisitions, and the minority parties in pending MOEs as of March 31, 2020; S&P Global Market Intelligence

6 Reduced Asset Sensitivity with Asymmetric Return Profile Percentage (Decrease) to Net Interest Income As of 3/31/2020 Shock Scenarios • $9.8Bn, or 66%, of variable rate loans have 8.1% 7.2% 7.0% 6.1% floors 4.3% − 82% of variable rate loans with floors are at floors • Fixed rate loans are 29% of total loans -3.0% -3.8% • Adjustable rate loans with more than 12 months -4.8% remaining on fixed term are 6% of total loans -6.5% -6.6% • Variable rate loans at floors, when combined with Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 ¹ fixed rate and long-term adjustable rate loans, Shock -100 Shock +100 totals $16.2Bn Ramp Scenarios − 70% of loan portfolio is acting as fixed 4.1% 3.6% rate 2.9% 3.0% 2.3% • Reduced IRR sensitivity in a down shock scenario as: -1.7% -1.3% − Shifting mix to fixed rate residential loans -2.3% -2.4% -1.8% − Floors of variable rate loans have become increasingly in-the-money − Increased deposit betas Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 ² Ramp -100 Ramp +100 1) Assumes embedded floors on interest bearing deposits of 5bps and prevents market interest rates from moving below zero percent in down rate scenarios 2) Ramp up assumes a gradual monthly parallel shift of +8.3bps over a 12-month period 16

7 Fortress Capital and Liquidity Position

Strategic positioning supports ongoing versatility of business model

- MRQ net charge-offs bottom decile versus peers
- Strategic balance sheet reallocation towards low LTV residential real estate

- Loan growth funded through core deposits
- $9.8Bn in unused borrowing capacity (correspondent banks, FHLB & FRB)[1]
  - $2.5Bn unpledged marketable securities[1]


High-Quality Assets
Strong Liquidity Access
Significant Capital Levels
Robust Cash Generation

- TCE / TA ~80 bps higher than peer median
- TBV per share growth 2x peer group
- Strong regulatory capital
  - Total RBC: 12.3%
  - CET1: 10.0%

- Leading ROA and Operating PPNR ROA
- Top decile LTM ROATCE
- High operating leverage

1) As of May 12, 2020

Note: Peers consist of 56 publicly-traded banks with total assets between $15B and $150B, excludes companies headquartered in Puerto Rico, mutual holding companies, target banks of pending acquisitions, and the minority parties in pending MOEs as of March 31, 2020; S&P Global Market Intelligence

17

FIRST QUARTER RESULTS & FINANCIAL DETAIL

Impact and Response to COVID-19 Pandemic Western Alliance is actively engaged with our people, customers and the communities we serve to help weather the current environment and be best positioned for future recovery. . Focusing on well-being of our people, customers and communities − Mandatory work from home, and COVID prevention recommendations − Employees remain healthy and engaged . Business continuity plan operating as expected . Began preparing early (Mid- to late-January) − Assessed potential risks and mitigants Overview of − Segregated portfolio into risk segments with senior SMEs leading monitoring & mitigation WAL’s strategy COVID-19 − Accelerated implementing risk management actions in mid-February Response − Tightened underwriting standards . Prioritizing asset quality, capital, and liquidity access − Arrived in position of strength and uniquely prepared to address what’s ahead − Current TCE / TA of 9.4%, in excess of peer levels − Significant liquidity access: Robust and diverse deposit sources and $10Bn of available liquidity − Stable asset quality entering into recession Note: Peers consist of 56 publicly-traded banks with total assets between $15B and $150B, excludes companies headquartered in Puerto Rico, mutual holding companies, target banks of pending acquisitions, and the minority parties in pending MOEs as of March 31, 2020; S&P Global Market Intelligence 19

Impact and Response to COVID-19 Pandemic (cont'd)

Credit & Risk Management Strategy

- Implemented broad-based risk management strategy to manage credit segments on real-time basis
- **Borrower-Level Strategies**: Direct customer dialogue to develop long-term contingency financial plans
  - Risk management conversations with all borrowers >$3MM exposure (86% of portfolio)
  - Focused on monitoring "Burn Months" through the crisis
  - Encouraging full use of borrower cash resources to solve shortfall
- Prioritized PPP loans guaranteed by SBA to provide expedient liquidity to impacted borrowers
- **Streamlined Loan Modification Process**: Partner with clients. Assess willingness and capacity to support business interests

CARES Act Relief[1]

- Successfully approved approx. 4,650 PPP applications totaling $1.9Bn
- Selectively implemented modifications on approx. 170 loans totaling $440 million
- Granted forbearance requests on approx. 280 residential mortgage loans totaling $160 million

COVID-19 Mitigating Action (as of May 11, 2020)

	3/31/2020	CARES Act / PPP Total Requested		Modifications In Process or Closed	
	Outstanding	#	$MM	#	$MM
Segments					
Arizona	$3,960	1,590	$490	156	$256
Nevada	$2,297	1,400	$413	63	$310
No Cal	$1,429	651	$424	13	$37
So Cal	$2,263	854	$266	21	$30
NBLs	$13,217	396	$469	73	$793
Total	**$23,166**	**4,891**	**$2,062**	**326**	**$1,426**

Note: Information as of May 11, 2020

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1st Quarter 2020 | Financial Highlights

		Q1-20		Q4-20		Q1-19
Earnings & Profitability						
Net Interest Income	$	269.0	$	272.0	$	247.3
Operating PPNR[1]		163.4		158.7		148.1
Net Income		84.0		128.1		120.8
EPS		0.83		1.25		1.16
Net Interest Margin		4.22%		4.39%		4.71%
Operating Efficiency Ratio[1]		41.8		43.8		42.0
ROAA		1.22		1.92		2.12
ROTCE[1]		12.18		18.89		20.49
Balance Sheet & Capital						
Total Loans, Gross	$	23,166	$	21,123	$	18,117
Total Deposits		24,831		22,797		20,209
TCE Ratio[1]		9.4%		10.3%		10.3%
Tangible Book Value per Share[1]	$	26.73	$	26.54	$	23.2
Asset Quality						
Provision for Credit losses[2]	$	51.2	$	4.0	$	4.5
Net (Recoveries) Charge-Offs		(3.2)		1.2		1.2
Provision in Excess of Net Charge-Offs[3]		54.4		2.8		3.3
Net (Recoveries) Charge-Offs / Avg. Loans		(0.06)%		0.02%		0.03%
Allowance for Credit Losses / Funded Loans		1.14		0.84		0.91
NPAs[4] / Total Assets		0.33		0.26		0.26

Dollars in millions, except EPS

Net Income
$84.0 million

EPS
$0.83

Operating PPNR[1]
$163.4 million

ROTCE[1]
12.18%

Loan Growth
$2.0 billion
9.7%

Deposit Growth
$2.0 billion
8.9%

CET1 Ratio
10.0%

Total RBC Ratio
12.3%

1) Refer to slide 31 for further discussion of Non-GAAP financial measures.
2) Upon adoption of CECL on January 1, 2020, Provision for Credit Losses has been modified to also include amounts related to unfunded loan commitments and investment securities. Prior period amounts have been restated to conform to the current presentation.
3) Q1-20 Provision in Excess of Net Charge-Offs represents $0.44 per share, net of tax.
4) Nonperforming assets includes nonaccrual loans and repossessed assets.

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Quarterly Consolidated Financial Results

		Q1-20		Q4-19		Q1-19
Interest Income	$	307.2	$	315.4	$	291.2
Interest Expense		(38.2)		(43.4)		(43.8)
Net Interest Income	**$**	**269.0**	**$**	**272.0**	**$**	**247.3**
Operating Non-Interest Income		16.3		15.5		12.6
Net Operating Revenue[1]	**$**	**285.3**	**$**	**287.5**	**$**	**259.9**
Salaries and Employee Benefits		72.1		73.9		68.6
Deposit Costs		7.3		6.8		5.7
Other		42.5		48.1		37.5
Operating Non-Interest Expense[1]	**$**	**(121.9)**	**$**	**(128.8)**	**$**	**(111.8)**
Operating Pre-Provision Net Revenue[1]	**$**	**163.4**	**$**	**158.7**	**$**	**148.1**
Provision for Credit Losses[2]		(51.2)		(4.0)		(4.5)
(Loss) Gain on Sales & Valuation of Assets		(9.8)		(0.5)		2.7
Pre-Tax Income	**$**	**102.4**	**$**	**154.3**	**$**	**146.3**
Income Tax		(18.5)		(26.2)		(25.5)
Net Income	**$**	**84.0**	**$**	**128.1**	**$**	**120.8**
Diluted Shares		**101.7**		**102.1**		**104.5**
Earnings Per Share	**$**	**0.83**	**$**	**1.25**	**$**	**1.16**

Q1 2020 Highlights

- Net Interest Income decreased $3.0MM primarily as a result of decreased yields on loans and one less day in the quarter, partially offset by lower rates on deposits and interest expense on borrowings
- Provision for Credit Losses increased $47.2MM due to adoption of CECL and emerging risks in the pandemic crisis
- Operating PPNR increased $4.7MM primarily as a result of a decrease in operating expenses
- Loss on Sales and Valuation of Assets consists of FMV losses of $10.4MM on equity securities and $0.9MM on HFS loans, partially offset by a $1.5MM gain on sale of OREO
- Diluted shares decreased 1.7% as a result of opportunistic share repurchases

Dollars in millions, except EPS

1) Refer to slide 31 for further discussion of Non-GAAP financial measures.
2) Upon adoption of CECL on January 1, 2020, Provision for Credit Losses has been modified to also include amounts related to unfunded loan commitments and investment securities. Prior period amounts have been restated to conform to the current presentation.

22

CECL and Allowance for Credit Losses (“ACL”) ACL Reserve Build Q1 2020 Highlights • CECL adoption impact of $37MM comprised of ACL for Loans, Unfunded Loan Commitments and HTM Securities, $19.1MM, $15.1MM and $2.6MM, respectively − Capital impact related to CECL adoption is phased in over 5 Q4-19 Adoption 1/1/2020 Balance Sheet Outlook Q1-20 years Impact Growth Adjustment & Other • Provision expense of $51.2MM for Allowance for Credit Losses Q1, mainly driven by balance sheet $300 $268 growth ($24MM) and change in $3 $250 $30 macroeconomic outlook ($30MM), $214 $3 offset by net recoveries of $3.2MM $200 $177 $180 $181 $184 $24 $11 $7 $7 $13 $9 $9 $9 ACL • ACL balance of $268MM at Q1-20, $150 $9 an increase of $54MM, driven by $235 $100 $187 the provision expense and $3.2MM $155 $160 $165 $168 $50 of net recoveries $0 Q1-19 Q2-19 Q3-19 Q4-19 1/1/2020 Q1-20 Allowance for Loan & Lease Losses Unfunded Loan Commits. 1 Credit Discounts HTM Securities Dollars in millions 1) Included as a component of other liabilities on the balance sheet 23

Consolidated Balance Sheet Q1 2020 Highlights • Loans increased $2.0 billion (9.7%) over prior quarter and $5.0 billion (27.9%) over prior year • Deposits increased $2.0 billion (8.9%) over prior quarter and $4.6 billion (22.9%) over prior year • Shareholders' Equity decreased $17 million over prior quarter and increased $279 million over prior year as a function of Net Income, and an increase in the fair value of securities, offset by share repurchases, dividends and the adoption impact of CECL • Tangible Book Value/Share1 increased $0.19 (1.7%) over prior quarter and $3.53 (15.2%) over prior year Dollars in millions 1) Refer to slide 31 for further discussion of Non-GAAP financial measures. 24

Adversely Graded Loans and Non-Performing Assets Adversely Graded Loans and OREO Q1 2020 Highlights $500 • Total Adversely Graded Loans plus OREO of $351MM (1.20% to Total Assets) increased $10MM in Q1 $450 $439 $399 • NPAs of $97MM (33bps to Total Assets) increased $400 $27MM in Q1 primarily due to HFS loan moving to non- $351 $358 $341 accrual status $350 $234 $300 $198 $134 $104 Asset Quality Ratios $250 $180 Adversely $200 Graded Loans $150 1.67% $150 1.50% 1.58% $162 $131 $139 $91 1.27% $100 1.20% 0.27% 0.25% 0.26% 0.33% $50 $86 0.26% $44 $52 $50 $56 NPAs $16 $14 $11 $0 $18 $18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Adversely Graded Loans and OREO to Total Assets OREO Non-Performing Loans¹ NPAs to Total Assets Classified Accruing Loans Special Mention Loans Dollars in millions 1) Includes HFS loans 25

Credit Losses and ACL Ratios Gross Charge-offs and Recoveries Q1 2020 Highlights $3.0 • Net recoveries of $3.2MM, (6bps), compared to net $2.0$3.0 $2.6 charge-offs of $1.2MM, 3bps, in Q1-19 $2.3 $2.1 $2.2 $1.0 $1.0 $0.1 • Provision expense increased to $51.2MM, driven by the $0.0 adoption of CECL and balance sheet growth in Q1 ($1.0) -$1.0 ($0.9) ($1.1) ($1.0) • ACL / Funded Loans increased 30bps to 1.14% in Q1 as ($3.0)-$2.0 ($2.7) ($3.3) a result of CECL adoption and increased provision -$3.0 ($5.0) expense related to Q1-20 loan growth -$4.0 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Gross Charge-Offs Recoveries Provision for Credit Losses1 ACL Adequacy Ratios 2.00% 400% $5.6 374% 306% 327% 346% 316% 200% 1.50% 48.3% 53.9% 44.5% 41.1% 77.8% $45.2 0% 1.14% 0.91% 0.88% 0.84% $1.0 1.00% 0.86% $3.5 $7.0 $4.0 $4.0 -200% ($0.2) 0.50% -400% Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 For Unfunded Commitments² For Loan Losses ACL/Funded Loans ACL/Nonaccrual Loans Dollars in millions ACL/Adversely Graded Loans 1) Does not include $0.3 million provision for HTM Investment Securities 2) Included as a component of provision for credit losses in the income statement 26

Abundant Liquidity Access Liquidity Access (as of May 12, 2020) Investment Portfolio (as of March 31, 2020) • Loan growth funded through core deposits • Total Carrying Value of Investment Portfolio ($4.7Bn) • Access to $12.9Bn of liquidity • 96.3% of the rated portfolio is investment grade • $9.8Bn in unused borrowing capacity Corporates, − Federal Reserve: $2.1Bn Preferreds, Other, 1.9% 1.7% − FHLB: $4.4Bn Agency 2.7% CMBS, 2.2% − Correspondent banks: $1.4Bn Low Income − Unused PPP lending facility: $1.9Bn Housing Tax Credit, 8.0% • $2.5Bn unpledged marketable securities Agency MBS/ CMOs, Low Income • Cash of $580MM 31.7% Housing Tax Exempt, 10.9% Munis, 15.9% Private Label CMOs, 25.0% 27

APPENDIX

Historical Bank-Level Income Statement ($Millions) For the Year Ended December 31, Annualized 2015 2016 2017 2018 2019 Q1-20 Interest Income 520 696 843 1,030 1,222 1,226 Interest Expense 26 36 49 104 170 140 Net Interest Income 494 660 793 927 1,052 1,086 Non-Interest Income 29 41 41 53 51 67 Net Revenue 523 700 835 979 1,103 1,153 Salaries and Employee Benefits 149 189 214 252 278 287 Other 102 130 141 162 206 172 Total Non-Interest Expense 251 318 355 413 484 460 Provision for Credit Losses 4 11 19 23 19 205 Gains (Losses) on Securities¹ 1 – 2 (9) 7 (21) Pre-Tax Income 270 371 462 533 608 468 Income Tax 70 105 128 83 106 84 Net Income 200 265 334 451 501 383 1) Includes realized gains (losses) on held-to-maturity and available-for-sale securities and unrealized holding gains (losses) on equity securities not held for trading 29 Components may not sum to totals due to rounding differences Source: Bank regulatory filings

Historical Bank-Level Balance Sheet ($Millions) For the Twelve Months Ended December 31, 2015 2016 2017 2018 2019 Q1-20 Investments & Cash 2,157 2,951 4,137 4,127 4,345 4,645 Gross Loans 11,099 13,191 15,091 17,711 21,123 23,166 Allowance for Credit losses 118 124 140 153 168 235 Total Other Assets 1,018 1,077 1,316 1,453 1,562 1,615 Total Assets 14,155 17,095 20,404 23,138 26,863 29,191 Deposits 12,039 14,564 17,232 19,496 23,086 25,111 Borrowings 188 122 416 513 17 331 Subordinated Notes 152 151 150 149 152 150 Other Liabilites 254 255 315 412 587 596 Total Liabilities 12,633 15,092 18,113 20,570 23,841 26,187 Shareholders' Equity 1,522 2,004 2,291 2,568 3,022 3,004 Total Liabilities and Equity 14,155 17,095 20,404 23,138 26,863 29,191 Components may not sum to totals due to rounding differences 30 Source: Bank regulatory filings

Forward-looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends, and the impact to the Company’s allowance and provision for credit losses and capital levels under the new current expected credit loss (CECL) accounting standard. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 as filed with the Securities and Exchange Commission; the potential adverse effects of the ongoing COVID-19 pandemic and any governmental or societal responses thereto, or other unusual and infrequently occurring events; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes including in response to the COVID-19 pandemic such as the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) and the rules and regulations that may be promulgated thereunder; or changes in accounting principles, policies or guidelines (including changes related to CECL); supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press presentation to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company's press presentation as of and for the quarter ended March 31, 2020. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 31